H

SUPPLEMENT TO THE PROSPECTUSES

AND

STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ADVANTAGE INCOME FUNDS

Wells Fargo Advantage Real Return Fund (the “Fund”)

Effective immediately, all references to Michael Bray, CFA in the Fund’s prospectuses and Statement of Additional Information are hereby removed.

June 19, 2015                                                                                                                          IFR065/P1001GS